UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

U.S. PHYSICAL THERAPY, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas		77042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The Company’s Letter to Shareholders (“Shareholder Letter”), which was mailed to the Company’s shareholders on April 12, 2012 with its Proxy Statement for the Annual Meeting to be held on May 15, 2012 and Annual Report on Form 10-K for the year ended December 31, 2011, is attached as Exhibit 99.1.

The tables on the last page of Exhibit 99.1 reconcile Adjusted Net Income Attributable to Common Shareholders (“Adjusted Net Income”) and Adjusted EBITDA to comparable generally accepted accounting principles (“GAAP”) measurements. Adjusted Net Income equals net income attributable to common shareholders (“Net Income”) less the after-tax effect of the 2011 gain on purchase price settlement, the 2010 gain on sale of a five clinic joint venture and the 2010 positive adjustment to the income tax provision, all of which are described in the Company’s Form 10K filed with the SEC on March 9, 2012. Adjusted EBITDA equals Net Income before interest, taxes, depreciation and amortization and equity compensation expense and above mentioned adjustments used to arrive at Adjusted Net Income. Management believes providing these non-GAAP financial measurements to investors are useful information for comparing the Company’s period-to-period results.

Adjusted Net Income and Adjusted EBITDA are not measures of financial performance under GAAP. Items excluded from both measures are significant components in understanding and assessing financial performance. Both measures should not be considered in isolation or as an alternative to, or substitute for, Net Income or net income including noncontrolling interests data presented in the consolidated financial statements as indicators of financial performance. Because both measures are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, these measurements may not be comparable to other similarly titled measures of other companies.

Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits	Description of Exhibits

99.1	2011 Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: April 11, 2012	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	2011 Letter to Shareholders